Exhibit 99.2

ALPINE INCOME PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On October 5, 2026, Alpine Income Property Trust, Inc., a Maryland corporation (the “Company”), through a wholly owned subsidiary of the Company’s operating partnership, entered into a Purchase and Sale Agreement (the “PSA”) with a certain institutional owner for the purchase of a 13-property portfolio of industrial properties located across 11 states (the “Portfolio”) for an aggregate purchase price of $117.3 million. On October 9, 2026, the Company’s $1.0 million earnest money deposit for the acquisition of the Portfolio became non-refundable, and the Company now deems the closing of the acquisition of the Portfolio to be probable. The Company expects to close the purchase of the Portfolio in the fourth quarter of 2026; however, certain closing conditions must be met before or at the closing and are not currently satisfied. Accordingly, there can be no assurance that the Company will acquire the Portfolio. The Company may fund the acquisition of the Portfolio using (a) available cash, (b) proceeds from the Company’s revolving credit facility and/or other borrowings, (c) proceeds from offerings of the Company’s securities, and/or (d) proceeds from future dispositions of income properties by the Company through structuring the acquisition as a reverse like-kind exchange. For purposes of these unaudited pro forma consolidated financial statements, the Company has assumed funding the acquisition of the Portfolio entirely with proceeds from the Company’s revolving credit facility.

The following unaudited pro forma consolidated balance sheet as of June 30, 2026, unaudited pro forma consolidated statement of operations for the six months ended June 30, 2026, and unaudited pro forma consolidated statement of operations for the year ended December 31, 2025 (collectively, the “Unaudited Pro Forma Financials”) give effect to the acquisition of the Portfolio. The adjustments in the Unaudited Pro Forma Financials are referred to herein as the “Portfolio Acquisition Transaction Accounting Adjustments.”

Transaction Accounting Adjustments

The Unaudited Pro Forma Financials present the effects of the Portfolio acquisition as though it occurred on January 1, 2025, the beginning of the earliest applicable reporting period.

Unaudited Pro Forma Financials

The Unaudited Pro Forma Financials are based on estimates and assumptions as of the date of this Current Report on Form 8-K set forth in the notes to the Unaudited Pro Forma Financials, which are preliminary and have been made solely for the purpose of developing such pro forma information. The Unaudited Pro Forma Financials are not necessarily indicative of the financial position or operating results that would have been achieved had the Portfolio acquisition occurred on the date indicated, nor are they necessarily indicative of the Company’s future financial position or operating results. Assumptions underlying the adjustments to the Unaudited Pro Forma Financials are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Financials.

ALPINE INCOME PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2026

(In thousands, except share and per share data)

	Historical	Portfolio Acquisition Transaction Accounting Adjustments	Notes	Pro Forma
ASSETS
Real Estate:
Land, at Cost	$166,572	$27,877	[A]	$194,449
Building and Improvements, at Cost	349,449	78,583	[A]	428,032
Total Real Estate, at Cost	516,021	106,460		622,481
Less, Accumulated Depreciation	(62,863)	—		(62,863)
Real Estate—Net	453,158	106,460		559,618
Assets Held For Sale	375	—		375
Commercial Loans and Investments	238,575	—		238,575
Cash and Cash Equivalents	2,778	—		2,778
Restricted Cash	23,296	—		23,296
Intangible Lease Assets—Net	46,151	15,765	[A]	61,916
Straight-Line Rent Adjustment	2,406	—		2,406
Other Assets	14,774	—		14,774
Total Assets	$781,513	$122,225		$903,738

See accompanying notes to unaudited pro forma consolidated financial statements.

ALPINE INCOME PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET (continued)

AS OF JUNE 30, 2026

(In thousands, except share and per share data)

	Historical	Portfolio Acquisition Transaction Accounting Adjustments	Notes	Pro Forma
LIABILITIES AND EQUITY
Liabilities:
Accounts Payable, Accrued Expenses, and Other Liabilities	$14,093	$—		$14,093
Prepaid Rent and Deferred Revenue	17,661	—		17,661
Intangible Lease Liabilities—Net	4,602	4,339	[A]	8,941
Obligation Under Participation Agreement	19,062	—		19,062
Long-Term Debt	367,552	117,886	[B]	485,438
Total Liabilities	422,970	122,225		545,195
Commitments and Contingencies
Equity:
Preferred Stock, 100 million shares authorized, $0.01 par value, 8.00% Series A Cumulative Redeemable Preferred Stock, $25.00 Per Share Liquidation Preference, 2,425,868 shares issued and outstanding as of June 30, 2026	24	—		24
Common Stock, $0.01 par value per share, 500 million shares authorized, 17,595,168 shares issued and outstanding as of June 30, 2026	176	—		176
Additional Paid-in Capital	375,337	—		375,337
Dividends in Excess of Net Income	(41,394)	—		(41,394)
Accumulated Other Comprehensive Income	3,148	—		3,148
Stockholders' Equity	337,291	—		337,291
Noncontrolling Interest	21,252	—		21,252
Total Equity	358,543	—		358,543
Total Liabilities and Equity	$781,513	$122,225		$903,738

See accompanying notes to unaudited pro forma consolidated financial statements.

ALPINE INCOME PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2026

(In thousands, except share and per share data)

	Historical	Portfolio Acquisition Transaction Accounting Adjustments	Notes	Pro Forma
Revenues:
Lease Income	$25,239	$5,267	[A] [B]	$30,506
Interest Income From Commercial Loans and Investments	13,089	—		13,089
Other Revenue	80	—		80
Total Revenues	38,408	5,267		43,675
Operating Expenses:
Real Estate Expenses	4,387	88	[A]	4,475
General and Administrative Expenses	3,887	—		3,887
Provision for Impairment	885	—		885
Depreciation and Amortization	14,020	3,245	[B]	17,265
Total Operating Expenses	23,179	3,333		26,512
Gain on Disposition of Assets	97	—		97
Net Income from Operations	15,326	1,934		17,260
Investment and Other Income	455	—		455
Interest Expense	(8,932)	(2,965)	[C]	(11,897)
Net Income (Loss)	6,849	(1,031)		5,818
Less: Net Loss (Income) Attributable to Noncontrolling Interest	(473)	67	[D]	(406)
Net Income (Loss) Attributable to Alpine Income Property Trust, Inc.	6,376	(964)		5,412
Less: Distributions to Preferred Stockholders	(2,309)	—		(2,309)
Net Income (Loss) Attributable to Common Stockholders	$4,067	$(964)		$3,103

Per Common Share Data:
Net Income (Loss) Attributable to Common Stockholders
Basic	$0.25	$(0.06)		$0.19
Diluted	$0.23	$(0.05)		$0.18
Weighted Average Number of Common Shares:
Basic	16,310,036	16,310,036		16,310,036
Diluted	17,533,890	17,533,890		17,533,890

See accompanying notes to unaudited pro forma consolidated financial statements.

ALPINE INCOME PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2025

(In thousands, except share and per share data)

	Historical	Portfolio Acquisition Transaction Accounting Adjustments	Notes	Pro Forma
Revenues:
Lease Income	$48,657	$10,532	[A][B]	$59,189
Interest Income From Commercial Loans and Investments	11,350	—		11,350
Other Revenue	525	—		525
Total Revenues	60,532	10,532		71,064
Operating Expenses:
Real Estate Expenses	7,956	156	[A]	8,112
General and Administrative Expenses	6,709	—		6,709
Provision for Impairment	7,416	—		7,416
Depreciation and Amortization	27,383	6,490	[B]	33,873
Total Operating Expenses	49,464	6,646		56,110
Gain on Disposition of Assets	2,070	—		2,070
Net Income from Operations	13,138	3,886		17,024
Investment and Other Income	242	—		242
Interest Expense	(16,265)	(6,625)	[C]	(22,890)
Net Loss	(2,885)	(2,739)		(5,624)
Less: Net Loss Attributable to Noncontrolling Interest	228	209	[D]	437
Net Loss Attributable to Alpine Income Property Trust, Inc.	(2,657)	(2,530)		(5,187)
Less: Distributions to Preferred Stockholders	(552)	—		(552)
Net Loss Attributable to Common Stockholders	$(3,209)	$(2,530)		$(5,739)

Per Common Share Data:
Net Loss Attributable to Common Stockholders
Basic	$(0.22)	$(0.18)		$(0.40)
Diluted	$(0.21)	$(0.16)		$(0.37)
Weighted Average Number of Common Shares:
Basic	14,328,451	14,328,451		14,328,451
Diluted	15,552,305	15,552,305		15,552,305

See accompanying notes to unaudited pro forma consolidated financial statements.

ALPINE INCOME PROPERTY TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheet as of June 30, 2026, unaudited pro forma consolidated statement of operations for the six months ended June 30, 2026, and unaudited pro forma consolidated statement of operations for the year ended December 31, 2025 (collectively, the “Unaudited Pro Forma Financials”) give effect to the acquisition of the Portfolio as though it had occurred on January 1, 2025, the beginning of the earliest applicable reporting period. The adjustments in the Unaudited Pro Forma Financials are referred to herein as the “Portfolio Acquisition Transaction Accounting Adjustments.”

The Company may fund the acquisition of the Portfolio using (a) available cash, (b) proceeds from the Company’s revolving credit facility and/or other borrowings, (c) proceeds from offerings of the Company’s securities, and/or (d) proceeds from future dispositions of income properties by the Company through structuring the acquisition as a reverse like-kind exchange. For purposes of the Unaudited Pro Forma Financials, the Company has assumed funding the acquisition of the Portfolio entirely with proceeds from the Company’s revolving credit facility.

Unaudited Pro Forma Financials. The Unaudited Pro Forma Financials are based on estimates and assumptions as of the date of this Current Report on Form 8-K set forth in the notes to the Unaudited Pro Forma Financials, which are preliminary and have been made solely for the purpose of developing such pro forma information. The Unaudited Pro Forma Financials are not necessarily indicative of the financial position or operating results that would have been achieved had the Portfolio acquisition occurred on the date indicated, nor are they necessarily indicative of the Company’s future financial position or operating results. Assumptions underlying the adjustments to the Unaudited Pro Forma Financials are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Financials.

NOTE 2. PRO FORMA ADJUSTMENTS

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2026

[A] Represents the fair value of the real estate in the Portfolio acquisition expected to be acquired subsequent to June 30, 2026, which are allocated to the to-be acquired tangible assets, consisting of land, building and improvements, and identified intangible lease assets and liabilities, consisting of the value of above-market and below-market leases, the value of in-place leases, and the value of leasing costs. The fair value allocation was provided by a third-party valuation company.

The following represents the allocation of total estimated acquisition costs for the Portfolio, comprised of the estimated purchase price and estimated capitalized acquisition costs, which acquisition is expected to occur subsequent to June 30, 2026 (in thousands):

Allocation of Purchase Price:
Land, at Cost	$27,877
Building and Improvements, at Cost	78,583
Intangible Lease Assets	15,765
Intangible Lease Liabilities	(4,339)
Total Acquisition Cost - Purchase Price plus Acquisition Costs	$117,886

[B] Represents the sources of funds related to the Portfolio acquisition, which is expected to close in the fourth quarter of 2026. For purposes of these Unaudited Pro Forma Financials, the Company has assumed funding the acquisition of the Portfolio entirely with proceeds from the Company’s revolving credit facility; however, the Company may fund the acquisition of the Portfolio using (a) available cash, (b) proceeds from the Company’s revolving credit facility and/or other borrowings, (c) proceeds from offerings of the Company’s securities, and/or (d) proceeds from future dispositions of income properties by the Company through structuring the acquisition as a reverse like-kind exchange.

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2026

[A] Represents adjustments to income property revenues totaling $5.3 million, based on the calculation of rent on a straight-line basis utilizing the existing lease terms, and related direct expenses totaling $0.1 million for the six months ended June 30, 2026. The Company recognizes rental revenue from operating leases on a straight-line basis over the life of the related leases. The pro forma adjustments reflect the estimated incremental straight-line rental income to be recognized over the remaining life of the leases at the Portfolio as of the acquisition dates as though they had occurred on January 1, 2025, as compared to the straight-line rental income that had been recorded in the Historical Summary of Revenues and Direct Expenses of the Portfolio filed herewith on October 9, 2026 as Exhibit 99.1 to the Company’s Current Report on Form 8-K.

[B] Represents depreciation and amortization of real estate acquired related to the Portfolio which totaled $3.2 million for the six months ended June 30, 2026 based on the estimated remaining economic useful life for tangible assets and the weighted average remaining lease term for the related intangible assets and intangible liabilities. Capitalized above-and below-market lease values are amortized as a decrease or increase, respectively, to income property revenues which totaled $0.1 million, in the aggregate, for the six months ended June 30, 2026 and is included in the $5.3 million increase to income property revenues referred to in Note [A] above.

[C] Represents additional interest expense of $3.0 million related to an anticipated draw on the Company’s revolving credit facility totaling $117.9 million in connection with the expected acquisition of the Portfolio. For purposes of these Unaudited Pro Forma Financials, the Company has assumed funding the acquisition of the Portfolio entirely with proceeds from the Company’s revolving credit facility; however, the Company may fund the acquisition of the Portfolio using (a) available cash, (b) proceeds from the Company’s revolving credit facility and/or other borrowings, (c) proceeds from offerings of the Company’s securities, and/or (d) proceeds from future dispositions of income properties by the Company through structuring the acquisition as a reverse like-kind exchange.

[D] Represents the allocation of net income attributable to the noncontrolling interest.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2025

[A] Represents adjustments to income property revenues totaling $10.5 million, based on the calculation of rent on a straight-line basis utilizing the existing lease terms, and related direct expenses totaling $0.2 million for the year ended December 31, 2025. The Company recognizes rental revenue from operating leases on a straight-line basis over the life of the related leases. The pro forma adjustments reflect the estimated incremental straight-line rental income to be recognized over the remaining life of the leases at the Portfolio as of the acquisition dates as though they had occurred on January 1, 2025, as compared to the straight-line rental income that had been recorded in the Historical Summary of Revenues and Expenses of the Portfolio filed herewith on October 9, 2026 as Exhibit 99.1 to the Company’s Current Report on Form 8-K.

[B] Represents depreciation and amortization of real estate acquired related to the Portfolio which totaled $6.5 million, for the year ended December 31, 2025 based on the estimated remaining economic useful life for tangible assets and the weighted average remaining lease term for the related intangible assets and intangible liabilities. Capitalized above-and below-market lease values are amortized as a decrease or increase, respectively, to income property revenues which totaled $0.2 million, in the aggregate, for the year ended December 31, 2025 and is included in the $10.5 million increase to income property revenues referred to in Note [A] above.

[C] Represents additional interest expense of $6.6 million related to an anticipated draw on the Company’s revolving credit facility totaling $117.9 million in connection with the expected acquisition of the Portfolio. For purposes of these Unaudited Pro Forma Financials, the Company has assumed funding the acquisition of the Portfolio entirely with proceeds from the Company’s revolving credit facility; however, the Company may fund the acquisition of the Portfolio using (a) available cash, (b) proceeds from the Company’s revolving credit facility and/or other borrowings, (c) proceeds from offerings of the Company’s securities, and/or (d) proceeds from future dispositions of income properties by the Company through structuring the acquisition as a reverse like-kind exchange.

[D] Represents the allocation of net income attributable to the noncontrolling interest.